SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of November 12, 1999, by and between Thermacell Technologies, Inc., a corporation organized under the laws of the State of Florida, U.S.A., with headquarters located at 1125 Commerce Blvd., Suite 240, Sarasota, Florida 34243 (the "Company") and the buyer set forth on the execution page hereof (the "Buyer").

                                    RECITALS

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, at a closing (the "Closing") as herein described, certain redeemable convertible promissory notes of the Company as described in Recital B(i) below, and certain warrants of the Company as listed in Recital B(ii) below.

          (i) At the Closing (the "Closing"), $360,000.00 in aggregate principal amount of the Company's Nine Percent (9%) Redeemable Convertible Promissory Notes due November 1, 2002 (each a "Note" and collectively, the "Notes"), which are convertible in accordance with their terms into shares of the Company's common stock, $.0001 par value per share ("Common Stock"), at a conversion price per share as specified in the Notes. The Notes shall be substantially in the form attached hereto as Exhibit A.

          (ii) At the Closing, as additional consideration for Buyer's purchase of the Notes a warrant (each a "Warrant" and collectively the "Warrants") to purchase 150,000 shares of Common Stock at a purchase price (the "Warrant Purchase Price") of $.75 per share, which Warrants must be exercised if at all within three (3) years after the date of issuance. The Warrants shall be substantially in the form attached hereto as Exhibit B. As further consideration for the Company executing and delivering the Warrant, the parties agree that certain warrants previously issued by the Company to the Buyer, each exercisable for 50,000 shares of Common Stock, and dated March 24, 1999, and June 25, 1999, respectively, shall be canceled, and neither party shall have any further obligations with respect to said previously issued warrants.

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

         The Common Stock into which the Notes may be convertible (in accordance with the terms of the Notes) may also be referred to herein as the "Conversion Shares." The Common Stock received upon exercise of the Warrants shall be referred to as the "Warrant Shares." Certain shares of Common Stock may (at the Company's option as described in the Notes) be issued to the Buyer in payment of interest (the "Interest Shares"). The Notes, the Conversion Shares, the Warrants, the Warrant Shares and the Interest Shares (if any) may be collectively referred to herein as the "Securities." All dollar ("$") amounts stated in this Agreement shall refer to United States Dollars.

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit C attached hereto pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws, with respect to the Securities.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

     1. PURCHASE AND SALE OF SECURITIES.

     a. Purchase. The Buyer hereby agrees to purchase from the Company, and the Company agrees to sell to the Buyer, as described in Recital B(i) above, $360,000.00 worth of Notes at the Closing. The purchase price for the Notes shall be $270,000.00 (the "Purchase Price").

     b. The Closing. The date of the Closing shall be November 12, 1999 (the "Closing Date"). The Buyer shall deliver the full Purchase Price to the Escrow Agent (as defined in the Escrow Agreement substantially in the form of Exhibit D attached hereto (the "Escrow Agreement")) for the purchase of the Securities on or before the Closing Date. The Company shall deliver the Notes and the Warrant being sold pursuant to this Agreement, each duly authorized, issued and executed on behalf of the Company by its duly authorized officers, to the Escrow Agent on or before the Closing Date.

     c. Form of Payment. The Buyer shall pay the Purchase Price for the Notes and the Warrants by wire transfer of immediately available funds in United States Dollars, to be deposited into the Escrow Account as defined in the Escrow Agreement, against delivery to the Escrow Agent of all of the duly executed Notes and Warrants being purchased by the Buyer hereunder. The Escrow Agent shall be responsible for delivery of the Purchase Price to the Company, and the Notes and the Warrants to the Buyer, in accordance with the terms of the Escrow Agreement and with the instructions of the said parties.

     2. BUYER'S REPRESENTATIONS AND WARRANTIES.

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


     The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

     a. Investment Purposes; Compliance With 1933 Act. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the date of the Closing. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Notes and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this
Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares, the Warrant Shares and the Interest Shares (if any) that the Conversion Shares, the Warrant Shares and the Interest Shares (if any) be and are subject to the representations set forth in this Section 2(a).

     b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

     c. Reliance on Exemptions. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer, and specifically (but without limitation) the Company's latest annual report on Form 10-KSB and its latest quarterly report as filed on Form 10-QSB, as the same may have been amended prior to the date of this Agreement, and the Company's latest unaudited financial statements (collectively, the "Financial Statements"). The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

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

     e. No Government Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     f. Transfer or Resale. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder, and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     g. Legend. The Buyer understands that the Securities purchased at the Closing, and until such time as the Conversion Shares, the Warrant Shares and the Interest Shares (if any) (collectively with the Securities, the "Registrable Securities"), have not been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said
Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Registrable Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

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

         The Legend shall be removed and the Company will issue certificates without the Legend to the holder of the applicable Registrable Securities upon which the Legend is stamped, in accordance with Section 5(b) which follows.

         h. Authorization; Enforcement. This Agreement, the Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Buyer that:

         a. Organization and Qualification: Reporting Company Status. The Company and its subsidiaries are corporations duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated, except as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is eligible for trading on the Nasdaq Small Cap Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such eligibility for trading, and the Company has maintained all applicable requirements for the continuation of such eligibility for trading, and the Company does not reasonably anticipate that the Common Stock will be declared ineligible to trade on the Nasdaq Small Cap Market for the foreseeable future. Seller shall use its best efforts to continue to keep its stock eligible for trading on the Nasdaq Small Cap Market or a comparable stock market or exchange. The Company has complied with all applicable requirements (if any) of the National Association of Securities Dealers and the Nasdaq Small Cap Market with respect to the issuance of the Securities.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Registrable Securities in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is

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

required; (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and, on the Closing Date, the Securities sold at such Closing, have been duly and validly authorized, executed and delivered by the Company; and
(iv) this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Escrow Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D and are effective to accomplish the purposes set forth herein and therein.

         c. Capitalization. As of November 1, 1999, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock of which 7,206,325 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c) (attached only if there are items to be disclosed in accordance with this Agreement), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in
Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities of the Company, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

         d. Issuance of Securities. The Registrable Securities are (or, if applicable, upon issuance will be) duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. Acknowledgment Regarding Buyer's Purchase of the Securities. The Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any

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

other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

         f. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

         g. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement or the Escrow Agreement in accordance with the terms hereof and thereof.

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

         h. SEC Documents; Financial Statements. Since at least November 1, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules hereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause
(i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate list of all material undischarged written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect.

         i. Absence of Certain Changes. Except as disclosed in the SEC Documents, since November 1, 1998, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company, other than continued losses from operations. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Buyer no longer holds any of the Registrable Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

         j. Absence of Litigation. Except as set forth in the SEC Documents and in Exhibit (j) (attached if applicable), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

         k. Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         l. Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Notes may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereunder and recognize they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes and Warrant Shares upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

         m. Eligibility to File Registration Statement. The Company is currently eligible to file a registration statement with the SEC on Form S-1 or SB-2 under the 1933 Act, for the purpose of registering with the SEC the resale of all of the Securities.

         4.       COVENANTS.

         a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

         b. Securities Laws. The Company agrees to timely file a Form D (and any equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyer on such date under applicable securities laws of the United States, and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

         c. Reporting Status. As of the date of this Agreement, the Company is subject to the reporting requirements of the 1934 Act. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

         d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities for product development, expansion of sales and marketing and working capital.

         e. Financial Information. Until such time as the Buyer no longer beneficially owns any of the Notes or the Warrants, the Company agrees to send the following reports to the Buyer: (i) after filing with the SEC, a copy of each of its Annual Reports on Form 10-K or 10-KSB, its quarterly Reports on Form 10-Q or 10-QSB, and any reports filed on Form 8-K; and (ii) as soon as practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

         f. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Warrant Shares and the Interest Shares (if any). If at any time the Company shall not have a sufficient number of shares of Common Stock to provide for the issuance of all Conversion Shares, the Warrant Shares and the Interest Shares (if any), then the Company shall use its best efforts to increase the number of authorized shares of Common Stock to a number sufficient for such purposes. Prior to complete conversion of the Notes, the Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

         g. Listing. Upon the Closing, the Company shall promptly secure the listing of the Registrable Securities purchased by the Buyer upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of shares of Registrable Securities from time to time issued under the terms of this Agreement and the Registration Rights Agreement. If at the relevant time the Company's Common Stock trades on the Nasdaq Small Cap Market, the OTC Bulletin Board Market, or another national securities exchange or market, then the Company shall use its best efforts to ensure that the Conversion Shares, the Warrant Shares and the Interest Shares (if any) are eligible to trade on such national securities exchange or market. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the Nasdaq Small Cap Market (or such other national securities exchange or market on which the Common Stock may be listed, as applicable), if any.

         h. Prospectus Delivery Requirement. The Buyer understands that the 1933 Act requires delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyer of the Common Stock being sold, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale. The Company shall deliver a copy of the required prospectus to the Buyer immediately upon registration of the Registrable Securities.

         i. NASDAQ "Twenty Percent" Rule. The number of shares of Common Stock issuable upon conversion of the Notes being purchased pursuant to this Agreement, together with (x) the shares of Common Stock issued upon conversion of that Nine Percent Redeemable Convertible Promissory Note Due March 1, 2002, which the Company issued and sold to the Buyer on March 24, 1999, pursuant to a securities purchase agreement between the Company and the Buyer dated as of March 23, 1999; and (y) the shares of Common Stock issued upon conversion of that Nine Percent Redeemable Convertible Promissory Note Due July 1, 2002, which the Company issued and sold to the Buyer on June 25, 1999, pursuant to a securities purchase agreement between the Company and the Buyer dated as of March 23, 1999 (collectively, the "Prior Notes"), shall not collectively exceed twenty percent (20%) of the outstanding shares of the Company's Common Stock without required shareholder or other consent to the issuance of more than twenty percent (20%) of the outstanding shares of the Company's Common Stock. The Company covenants and agrees that if necessary to permit the conversions of the Prior Notes and the Notes, the Company will use its best efforts to obtain such shareholder or other consent required, including without limitation immediately calling a special meeting of the shareholders to vote on such consent; and the Board of Directors of the Company has determined in its sole discretion that it is in the best interests of the Company to support, and does hereby agree to support if necessary, such consent. Nothing herein shall prohibit the Buyer from converting all or any portion of the Prior Notes and/or the Notes to the extent that the conversions do not violate the NASDAQ "twenty percent" rule.

         j. Intentional Acts or Omissions. Neither party shall intentionally perform any act which if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

         k. No Shorting. As a material inducement for the Company to enter into this Agreement, the Buyer represents that it has not as of the date hereof, and covenants on behalf of itself and its affiliates that neither Buyer nor any affiliate of Buyer will at any time in which the Buyer or any affiliate of the Buyer beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or sell "put" options or similar instruments with respect to the Common Stock. The Company acknowledges that a sale of Common Stock on the date a conversion of a Note or exercise of a Warrant is made, even such sale is made prior to the delivery to the Company of a conversion or exercise notice (as applicable), is not a short sale for purposes of this Section.

         1. Conversion Restrictions. Notwithstanding anything to the contrary set forth herein or in the Note or in the Prior Notes, in no event shall any holder of the Note and/or the Prior Notes be entitled to convert any portion of the Note, along with the Prior Notes, in excess of such portion of the principal of the Note and the Prior Notes collectively that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such conversion. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a holder from being deemed the beneficial owner of more than 9.9% of the then outstanding shares of Common Stock, then the Corporation shall redeem so much of the outstanding principal amount of such holder's Note and, if applicable, the Prior Notes (the "Redemption Portion") as is necessary to cause such holder to be deemed the beneficial owner of not more than 9.9% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction and such redemption by the Company, the Redemption Portion shall immediately and without further action be deemed repaid in full to the holder, and the holder shall have no interest in or rights under such Redemption Portion. Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of the Note or the Prior Notes, as applicable, held by the holder. Such redemption shall be for cash at a redemption price equal to 100% of the face amount of the Redemption Portion and shall be paid within two (2) business days after the requirement therefor arises pursuant to this Section 4(1).


         m. Restriction on Below Market Issuance of Securities. Until the date which is six (6) months from the date hereof, the Company shall not issue or agree to issue {other than (i) to the Buyer or other buyers pursuant to the transactions contemplated herein, (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company in effect on October 31, 1998, (iii) in connection with a merger or acquisition or to settle certain professional fees, or (iv) with the consent of the Buyer, not to be unreasonably withheld} any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which may be less than the current market price for the Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock). Except as provided with respect to the transactions contemplated herein and in subsections (i), (ii), (iii) or (iv) above of this Section 4(m), the Company shall not grant any additional so-called "registration rights."

         5.       LEGEND AND TRANSFER INSTRUCTIONS.

         a. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares, the Warrant Shares and the Interest Shares (if any) in accordance with the terms of the Notes or the Warrants, as applicable, and in such amounts as specified from time to time by the Buyer to the Company, upon conversion of the Notes and exercise of the Warrants. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in the Transaction Documents. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares and the Interest Shares (if any) prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and that the Conversion Shares, the Warrant Shares and the Interest Shares (if any) shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares, the Warrant Shares and/or the Interest Shares (if any). If the Buyer (x) provides the Company with an opinion of counsel reasonably satisfactory to Company, that is reasonably satisfactory in form, substance and scope to the Company, that registration by the Buyer of the Notes, the Warrants, the Conversion Shares, the Warrant Shares and/or the Interest Shares (if any) is not required under the 1933 Act, or (y) transfers Registrable Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days after receipt by the Company of each of the original documents and things to be delivered by the Buyer to effect a conversion of the applicable Notes) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer

         b. Removal of Legends. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the
Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Registrable Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

         c. Conversion of Notes. The Buyer shall have the right to convert the Notes sold hereunder by delivering via facsimile an executed and completed Notice of Conversion (as defined in the Notes) to the Company and delivering within three (3) business days thereafter the original Notice of Conversion with respect to the Notes then being converted by express courier to the Company. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit a certificate or certificates (collectively the "Certificate") representing the shares of Common Stock issuable upon conversion of any Notes converted pursuant to such Notice of Conversion (along with a replacement Note representing the portion of any partially converted Notes not so converted, if such partially converted Note is delivered to the Company in accordance with the terms of the Notes) to the Buyer via express courier, within three (3) business days after the relevant Conversion Date (the third business day after the relevant Conversion Date shall be referred to hereinafter as the "Deadline").

         d. Injunctive Relief for Breach. The Company acknowledges that the remedy at law for a breach of its obligations under Sections 5(a), 5(b) and 5(c) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity (including without limitation those remedies specified in Section 5(e) below), to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         e. Liquidated Damages for Non-Delivery of Certificates. In addition to the provisions of Section 5(d) above, the Company understands and agrees that a delay in the issuance of the Certificates beyond the Deadline will result in economic loss and other damages to the Buyer. As partial compensation to the Buyer for such loss, the Company agrees to pay liquidated damages (and which the Company acknowledges is not a penalty) to the Buyer for issuance and delivery of the Certificates after the Deadline, in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven (7) business days from the date of delivery by the Buyer to the Company of a facsimile Notice of Conversion (or, if later, from the date on which all other necessary documentation duly executed and in proper form required for conversion of Notes as described in this Agreement and in the Notes, including the original executed Notice of Conversion, all in accordance with this Agreement only if such necessary documentation has not been delivered to the Company within the three (3) business day period after facsimile delivery to the Company of the Notice of Conversion required in this Agreement)):

         No. Business Days Late                      Liquidated Damages
         ----------------------                      ------------------
                                                            (in US$)

                  1                                           $300
                  2                                           $400
                  3                                           $500
                  4                                           $600
                  5                                           $700
                  6                                           $800
                  7                                           $900
                  8                                         $1,000
                  9                                         $1,000
                  10                                        $1,500
                  11+                                       $1,500 + $500 for
                                                          each Business Day Late
                                                          beyond 11 days

         The Company shall pay the Buyer any liquidated damages incurred as called for under this Section 5(e) by certified or cashier's check upon the earlier of (i) issuance of the Certificates to the Buyer or (ii) each monthly anniversary of the receipt by the Company of the Buyer's Notice of Conversion. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Certificates to the Buyer in accordance with the terms of this Agreement or for breach by the Company of this Agreement.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to sell the Notes and the Warrants at Closing is subject to the satisfaction, on or before the Closing Date as described herein, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement) to the Escrow Agent.

         b. The Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price by wire transfer of immediately available funds pursuant to the wiring instructions provided to the Buyer by the Escrow Agent.

         c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or before the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         7.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The obligation of the Buyer to purchase the Notes and the Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

         a. The parties shall have executed this Agreement, the Registration Rights Agreement and the Escrow Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in the Escrow Agreement), to the Escrow Agent on behalf of each other;

         b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

         c. On or before the Closing Date, the Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Escrow Agent on behalf of the Buyer, the original Notes and Warrants being sold at the Closing.

         d. The Common Stock shall be listed for on the Nasdaq Small Cap Market or another national securities exchange or market, and trading in the Common Stock on such market shall not have been suspended by the SEC or other relevant regulatory agency.

         e. The Company shall not have received, as of the Closing Date, from the National Association of Securities Dealers or any other relevant regulatory agency, any written or oral communication as to its actual or potential ineligibility for the Common Stock to continue trading on a national securities exchange or market.

         f. The Escrow Agent shall have received on behalf of the Buyer the opinion of Company counsel, dated as of the Closing Date, in the form attached hereto as Exhibit E.

         g. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         h. The Company shall have executed the security agreement in the form attached hereto as Exhibit F (the Security Agreement), and filed financing statements with respect to the Collateral (as defined in the Security Agreement) as required under the laws of the State of Florida to perfect a security interest in the Collateral.

         8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the State of Illinois and waive their respective rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Escrow Agent on behalf of the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause three (3) additional originally executed signature pages to be physically delivered to the Escrow Agent on behalf of the other party within two (2) business days after the execution and delivery hereof.

         c. Headings; Gender, Etc. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:                  Thermacell Technologies, Inc.
                                    1125 Commerce Boulevard, Suite 240
                                    Sarasota, Florida  34243
                                    Telephone: (800) 968.3679
                                    Facsimile: (941) 358.9313
                                    Attention: Mr. John Pidorenko,
                                    Chief Executive Officer

With a copy to:                     Mr. Gerald Couture, Chief Financial Officer
                                    901 Chestnut Street, Suite A
                                    Clearwater, Florida 33756
                                    Telephone: 727.447.5511
                                    Facsimile: 727.441.8185

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address. Notices of conversion for the Notes need only be sent to the Company at the Sarasota, Florida address noted above (or such other address as may be provided in writing to the Buyer).

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D). Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall if requested by the Company be accompanied by an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law.

         h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i.       Survival.  Unless this  Agreement is  terminated  under
Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the final Closing of the purchase and sale of Securities purchased and sold hereby for a period of twelve (12) months after such Closing.

         j. Publicity. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

         k. Further Assurance. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the Closing shall not have occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non-terminating party. Such termination shall not be the sole remedy for a breach of this Agreement by the non-terminating party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

         m. Remedies; Indemnification. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby. The Company acknowledges that the remedies at law for any breach of its obligations under this Agreement are inadequate and that in addition thereto the Buyer shall be entitled to equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of money damages. To the extent permitted by law, the Company will indemnify, hold harmless and defend the Buyer, the directors, officers and each person who controls the Buyer within the meaning of the 1933 Act or the 1934 Act, if any, and any underwriter (as defined in the 1933 Act) for the Buyer, and the directors and the officers of, and each person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, together with actions, proceedings or inquiries by any regulatory or self regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in this Agreement or in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").

         n. Buyer's Expenses. The Company agrees to pay US$2,500.00 out of escrow at Closing to the law firm of Foley & Lardner as partial reimbursement for Buyer's legal fees incurred as a result of the transactions contemplated herein. The Escrow Agent is and shall be instructed to disburse such funds at Closing along with the Escrow Agent's documentation/closing fee and any other fees and expenses to be paid at the Closing in accordance with the Company's instructions to the Escrow Agent.

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.



                            [SIGNATURE PAGE FOLLOWS]



             Securities Purchase Agreement - Exhibits and Schedules

Exhibit A         Form of Note
Exhibit B         Form of Warrant
Exhibit C         Registration Rights Agreement
Exhibit D         Escrow Agreement
Exhibit E         Opinion of Counsel for Thermacell Technologies, Inc.
Exhibit F         Security Agreement
Schedule 3(c)  Outstanding Options, Warrants, Registration Rights, etc.

             [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                               NOVEMBER 12, 1999]






          COMPANY:


                 THERMACELL TECHNOLOGIES, INC.

                 By:___________________________________________
                    Mr. John Pidorenko, Chief Executive Officer




          BUYER:

                 THE AUGUSTINE FUND, L.P.

                 By:  Augustine Capital Management, Inc., its General Partner

                 By:____________________________________________
                    Mr. Thomas F. Duszynski, Chief Operating Officer




                 Buyer's Address: 141 West Jackson Blvd.
                                  Suite 2182
                                  Chicago, Illinois 60604
                                  Telephone: 312.427.5461
                                  Telecopier: 312.427.5396

                                  Schedule 3(c)





                  Outstanding Options to Purchase Common Stock:




                 Outstanding Warrants to Purchase Common Stock:




                 Promissory Notes Convertible Into Common Stock:

          (1) Convertible Note issued to the Augustine Fund, L.P., on March 24, 1999.

          (2) Convertible Note issued to the Augustine Fund, L.P., on June 25, 1999.


                 Commitments to Sell and Register Common Stock:
                  ---------------------------------------------

                            EXHIBIT A (Form of Note)


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                             DATE: NOVEMBER 12, 1999


NOTE # 01                                                        U.S.$360,000.00


                          THERMACELL TECHNOLOGIES, INC.


            NINE PERCENT (9%) REDEEMABLE CONVERTIBLE PROMISSORY NOTE
                              DUE NOVEMBER 1, 2002

         THIS NOTE is one of a duly authorized issue of Notes (a "Note" or the "Notes") of Thermacell Technologies, Inc., a corporation duly organized and validly existing under the laws of the State of Florida, U.S.A. (the "Company") designated as its Nine Percent (9%) Redeemable Convertible Notes Due November 1, 2002, in an aggregate principal face value for all Notes of this series of Three Hundred Sixty Thousand and 00/100 United States Dollars (US$360,000.00).

         FOR VALUE RECEIVED, the Company promises to pay to THE AUGUSTINE FUND, L.P., the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of Three Hundred Sixty Thousand and 00/100 United States Dollars (US$360,000.00) on November 1, 2002 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of nine percent (9%) per annum due and payable in quarterly installments in arrears, on June 30, September 30, December 31 and March 31 of each year during the term of this Note, with the first such payment to be made on March 31, 2000. Accrual of interest on the outstanding principal amount, payable in cash or common stock of the Company at the Company's option, shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been made or duly provided for. The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Note (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of that Securities Purchase Agreement of even date herewith between the Company and The Augustine Fund, L.P. (the "Securities Purchase Agreement").

         The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and any and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the record Holder of this Note as of the fifth business day (as defined in the Securities Purchase Agreement) prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such funds shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment plus any amounts so deducted or withheld. Except as herein provided, this Note may not be prepaid without the prior written consent of the Holder.

         This Note is subject to the following additional provisions:

         1. Note Exchangeable. The Note is exchangeable commencing thirty (30) days from the date hereof for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same, but not of denominations of less than Fifty Thousand United States Dollars (US$50,000.00) without the Company's written consent. No service charge will be made for such registration or transfer or exchange.

         2.       Withholding.      The Company  shall be entitled to withhold
from all payments of principal or interest pursuant to this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

         3. Transfer/Exchange of Note; Registered Holder; Opinion of Counsel; Legend. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this
Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not his Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

         The Holder  understands and acknowledges by its acceptance  hereof that
(i) except as provided in the Securities Purchase Agreement and in that Registration Rights Agreement attached as Exhibit C to the Securities Purchase Agreement (the "Registration Rights Agreement"), both such documents incorporated herein by reference, this Note and the shares of common stock in the Company issuable upon conversion thereof as herein provided ("Conversion Shares") have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other regulation and/or exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the "SEC") thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws (other than pursuant to the terms of the Securities Purchase Agreement and the Registration Rights Agreement) or to comply with the terms and conditions of any exemption thereunder.

         Any Conversion Shares issued upon conversion of this Note, and if applicable, any common stock of the Company issued in payment of interest as herein provided, shall, if and only to the extent required by law, bear legends in similar form to the legends set forth on the first page of this Note.

         4.     Conversion of Note into Common Stock; Redemption by the Company.
                ---------------------------------------------------------------

         (a) The Holder of this Note is entitled, at its option, at any time commencing the earlier of (i) the date on which the Registration Statement (as defined in the Securities Purchase Agreement) is declared effective by the SEC; or (ii) the date which is ninety (90) days after the date first written at the top of this Note, to convert all or a portion of the original principal face amount of this Note into shares of common stock in the Company, $.0001 par value per share (defined hereinafter as the "Common Stock"), at a conversion price (the "Conversion Price") for each share of Common Stock equal to one hundred five percent (105%) of the average of the closing bid prices for the Common Stock for the three (3) trading days immediately preceding the Conversion Date (as hereinafter defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time). Such conversion shall be achieved by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit I (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or the specified portion (as herein provided) hereof. A Notice of Conversion may be submitted via facsimile to the Company at the telecopier number for the Company provided in the Securities Purchase Agreement (or at such other number as requested in advance of such conversion in writing by the Company), and if so submitted the original Notice of Conversion shall be delivered to the Company within three (3) business days. The Company and the Holder shall each keep records with respect to the portion of this Note then being converted and all portions previously converted; upon receipt by the Holder of the requisite Conversion Shares, the outstanding principal amount of the Note shall be reduced by the amount specified in the Notice of Conversion resulting in such Conversion Shares. The Company may from time to time, but is not required to, instruct the Holder and the Holder shall surrender this Note along with the Notice of Conversion for the purposes of making a notation thereon as to the amount of principal being converted, or of canceling this Note and issuing a new Note in the same form with the principal amount of such Note reduced by the amount converted. Such new or notated Note shall be delivered to the Holder within three (3) business days after such Holder's surrender to the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. Accrued interest on the converted portion of the Note shall be payable upon conversion thereof, in cash or Common Stock at the Conversion Price, at the Company's option. The date on which a notice of conversion is given (the "Conversion Date") shall be deemed to be either the date on which the Company receives from the Holder an original Notice of Conversion duly executed, or, if earlier, the date set forth in such Notice of Conversion if the original Notice of Conversion is received by the Company within three (3) business days thereafter.

         In all cases, the Company shall deliver the Conversion Shares to the Holder within three (3) business days after the Conversion Date with respect to such Conversion Shares being delivered, and at the address specified in the Notice of Conversion. The Company acknowledges that the Securities Purchase Agreement requires that the Company pay liquidated damages for late or non-delivery of Conversion Shares.

         Subject to the provisions of Paragraph 4(b) hereof, at the Maturity Date, the remaining portion of this Note which remains unconverted, if any, plus accrued interest shall be automatically converted into shares of Common Stock as of the Maturity Date, as if the Holder had converted the remaining portion of this Note according to the provisions of this Section 4, with the Conversion Date being equivalent in such event to the Maturity Date, as if the Holder had provided the Company with a Notice of Conversion with respect to the outstanding principal amount of this Note on the Maturity Date. Other than a conversion made on the Maturity Date in accordance with this paragraph, conversions of this Note must be effected in increments of at least Ten Thousand U.S. Dollars ($10,000) of principal amount of this Note (or such lesser outstanding principal amount of this Note).

         (b) Notwithstanding anything herein to the contrary, the Company shall have the right (but not the obligation) to redeem all or any portion of this Note, provided the Company is not then in violation of any of its obligations under this Note or under the Securities Purchase Agreement or any addenda thereto, under the following conditions. At any time prior to delivery of any Notice of Conversion (in this Section 4(b), a "Notice") to the Company by the Holder in accordance with the terms of this Note, the Company may give to the Holder notice (a "Redemption Notice") that it intends to pay the Holder the Cash Redemption Amount (as hereinafter defined) with respect to all or such portion of the Note referred to in the Redemption Notice. The "Cash Redemption Amount" shall be equal to one hundred percent (100%) of the face amount of the portion of the Note to be redeemed pursuant to the Redemption Notice, and shall be paid to the Holder according to the Holder's written instructions to the Company within three (3) business days after delivery of the Redemption Notice with respect to such Note or portion thereof to be redeemed. If the Company does not redeem within the time limits herein specified and according to the terms of this Section 4(b), then unless waived by the Holder, the Redemption Notice shall be null and void, and the Holder may convert all or such portion of this Note as the Holder in its discretion determines.

         5. Obligations of the Company Herein are Unconditional. No provision of this Note shall alter or impair the obligation of the Company, which obligation is absolute and unconditional, to repay the principal amount of this Note at the time, place, rate, and in the coin currency, hereinabove stated. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company. This Note ranks at least equally with all other Notes now or hereafter issued under the terms set forth herein. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in
Section 6 below.

         6.       Adjustments.
                  -----------

         (a) In the event the Company should at any time or from time to time, after the date of this Note, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock (equal to at least ten percent (10%) or more of the Company's then issued and outstanding shares of Common Stock) or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

          (b) If the number of shares of Common Stock outstanding at any time after the date of this Note is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable upon conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

         (c) In the event the Company, at any time while all or any portion of this Note is outstanding, shall be consolidated with or merged into any other corporation or corporations or shall sell or lease all or substantially all of its property and business as an entirety, then lawful provisions shall be made as part of the terms of such consolidation, merger, sale or lease so that the holder of this Note may thereafter receive in lieu of such Common Stock otherwise issuable to such holder upon conversion of this Note, but at the conversion rate which would otherwise be in effect at the time of conversion, as hereinbefore provided, the same kind and amount of securities or assets as may be issuable, distributable or payable upon such consolidation, merger, sale or lease with respect to Common Stock of the Company.

         7. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock.

         8. Note Holder Not Deemed a Stockholder. No Holder, as such, of this Note shall be entitled (prior to conversion of this Note into Common Stock, and only then to the extent of such conversion) to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Note of the Conversion Shares which he or she is then entitled to receive upon the due conversion of all or a portion of this Note. Notwithstanding the foregoing, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         9. No Limitation on Corporate Action. No provisions of this Note and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         10. Representations of Holder.Upon conversion of all or a portion of this Note, the Holder shall confirm in writing, in a form reasonably satisfactory to the Company, that the Conversion Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, and that such Holder is an Accredited Investor (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act). The Company acknowledges that

Holder's duly executed certification on the Notice of Conversion is satisfactory confirmation of the facts set forth in the immediately preceding sentence. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such Holder's conversion of all or a portion of the Note that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon conversion of the Note shall not violate any United States or state securities laws.

         11. Waiver of Demand, Presentment, Etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         12. Attorney's Fees. The Company agrees to pay all costs and expenses, including without limitation reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of Holder's conversion rights as described herein.

         13. Default. If one or more of the following described "Events of Default" shall occur:

         (a) The Company shall continue in default in the payment of principal or interest on this Note for a period of ten (10) days after a notice of default is received by the Company with respect to any such payment; or

         (b) Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement, or in any certificate or financial or other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Securities Purchase Agreement or the Registration Rights Agreement shall be false or misleading in any material respect at the time made and the Holder shall have provided seven (7) days prior written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of seven (7) days after such written notice from the Holder; or

         (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note or the Securities Purchase Agreement and such failure shall continue uncured for a period of seven
         (7) days after written notice from the Holder of such failure; or

         (d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due;
         (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or

         (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or

         (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

         (g) Any money judgment, writ or Note of attachment, or similar process in excess of Two Hundred Thousand United States Dollars (US$200,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

         (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding; or

         (i) The Company shall have its Common Stock delisted from the NASDAQ Small Cap Market or suspended from trading thereon, and shall not have its Common Stock relisted on the same or another national securities exchange such as the OTC Bulletin Board Market, or have such suspension lifted, as the case may be, within ten (10) business days; or

         (j) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of Two Hundred Thousand United States Dollars (US$200,000.00) beyond any applicable grace period;

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default) at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, anything herein or in any Note or other instrument contained to the contrary notwithstanding, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity.

         14. Note a General Unsecured Obligation of the Company. This Note represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based thereon, or otherwise in respect hereof, against any incorporator, shareholder, officer, director, or agent of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         15. Enforceability. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

         16.  Entire  Agreement.  This Note and Exhibit I attached  hereto,  the
Securities Purchase Agreement and the Exhibits attached thereto and the Registration Rights Agreement and the Exhibits attached thereto (if any) constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         17.      Governing Law.    This Note shall be governed by and construed
in accordance with the laws of the state of Delaware without giving effect to applicable principles of conflict of law.

         18. Headings. Headings in this Note are for convenience only, and shall not be used in the construction of this Note.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, all as of the date first hereinabove written.


                                    THERMACELL TECHNOLOGIES, INC.


                                    By:  _____________________________________
                                         John Pidorenko, Chief Executive Officer

                                    EXHIBIT I

                              NOTICE OF CONVERSION

     (To Be Executed by the Registered Holder in Order to Convert the Note)

     The Undersigned hereby irrevocably elects to convert $ of the Nine Percent (9%) Convertible Note Due November 1, 2002, No. 01, into shares of Common Stock of Thermacell Technologies, Inc. (the "Company"), according to the terms and conditions set forth in such Note, as of the date written below. If securities are to be issued to a person other than the Undersigned, the Undersigned agrees to pay all applicable transfer taxes with respect thereto.

     The Undersigned represents that it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

     The Undersigned also represents that the Conversion Shares are being acquired for the Holder's own account and not as a nominee for any other party. The Undersigned represents and warrants that all offers and sales by the Undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The Undersigned acknowledges that the Conversion Shares shall if (and only if) required by law contain the legend contained on page 1 of the Note.


Conversion Date:* ________________________

Applicable Conversion Price: ______________________

Holder (Print True Legal Name): _____________________________


----------------------------------------------
(Signature of Duly Authorized Representative of Holder)

Address of Holder: ____________________________

                   ----------------------------




* This original Notice of Conversion must be received by the Company by the third business day following the Conversion Date.

                         EXHIBIT B (the Form of Warrant)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                          THERMACELL TECHNOLOGIES, INC.

                        WARRANT TO PURCHASE COMMON STOCK


Warrant No. 01                                         Number of Shares: 150,000

                       Date of Issuance: November 12, 1999

       Thermacell Technologies, Inc., a Florida corporation (the "Company"), hereby certifies that, for value received, The Augustine Fund, L.P., and permitted assigns, the registered holder hereof ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time after the date hereof, but not after 5:00 P.M. New York time on the Expiration Date (as defined herein) One Hundred Fifty Thousand (150,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (each a "Warrant Share" and collectively the "Warrant Shares") at a purchase price of U.S.$.75 per share (the "Exercise Price") in lawful money of the United States. The number of Warrant Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in
Section 9 below.

    Section 1.

        (a) Definitions. The following words and terms used in this Warrant shall have the following meanings:

       "Common Stock" means (a) the Company's common stock and (b) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

       "Convertible Securities" mean any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

       "Expiration Date" means the date which is three (3) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York (a "Holiday"), the next preceding date that is not a Holiday.

       "Market Price" means the closing bid price on the day prior to the date on which the Exercise Form is delivered to the Company, as quoted on the National Association of Securities Dealers' OTC Bulletin Board Market or such other national securities exchange or market on which the Common Stock may then be listed.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Securities Purchase Agreement" shall mean the Securities Purchase Agreement between the holder hereof (or its predecessor in interest) and the Company for the purchase of this Warrant and the other Securities (as defined in the Securities Purchase Agreement).

       "Transfer" shall include any disposition of this Warrant or any Warrant Shares, or of any interest in either thereof which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended, or applicable state securities laws.

       "Warrant" shall mean this Warrant and all Warrants issued in exchange, transfer or replacement of any thereof.

       "Warrant Exercise Price" shall be U.S.$.75 per share.

       (b)  Other Definitional Provisions.

       (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors; and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

       (ii) When used in this Warrant, unless the otherwise specified in a particular instance, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

       (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

       Section 2.   Exercise of Warrant.

       (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, as a whole or in part, at any time prior to 5:00 P.M. New York Time on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, as a whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the exercise form attached as Exhibit I hereto (an "Exercise Form"), of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in immediately available funds (either by wire transfer or a certified or cashier's check drawn on a United States bank), for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the Holder).

        In addition, and notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company in a cashless exercise, including a written calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price, the Holder shall surrender this Warrant for, and the Company shall issue in respect thereof, the number of Warrant Shares determined by multiplying the number of Warrant Shares to which the Holder would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

       The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such Warrant Shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such Warrant Shares as set forth above. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, the Holder within three (3) business days after such rights shall have been so exercised.

       (b) Unless this Warrant shall have expired or shall have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

       (c) In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of Warrant Shares as are not disputed in accordance with this Section. If such dispute only involves the number of Warrant Shares receivable by the Holder under a Cashless Exercise, the Company shall submit the disputed calculations to an independent accounting firm of national standing via facsimile within two (2) business days of receipt of the Exercise Form. The accountant shall audit the calculations and notify the Company and the Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

       Section 3. Covenants as to Common Stock. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

       Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

       Section 5. Warrant Holder Not Deemed a Stockholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. Notwithstanding the foregoing, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

       Section 6. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

       Section 7. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

       Section 8.  Transfer; Opinions of Counsel; Restrictive Legends.

       (a) The holder of this Warrant understands that (i) this Warrant and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement), and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) pursuant to an exemption from such registration;
(ii) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than as described in the Securities Purchase Agreement and the Registration Rights Agreement) under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

       Section 9.  Adjustments.

       (a) Reclassification and Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.

       (b) Dividends and Stock Splits. If and whenever the Company shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price shall be proportionately adjusted in the manner determined by the Company's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Warrant Exercise Price shall be rounded to the nearest cent.

       Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen or destroyed, the Company shall, on receipt of an indemnification undertaking reasonably satisfactory to the Company, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen or destroyed. In the event the holder hereof asserts such loss, theft or destruction of this Warrant, the Company may require such holder to post a bond issued by a surety reasonably satisfactory to the Company with respect to the issuance of such new Warrant.

       Section 11. Notice. Any notices required or permitted to be given under the terms of this Warrant shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

          If to the Company:        Thermacell Technologies, Inc.
                                    1125 Commerce Blvd.
                                    Suite 240
                                    Sarasota, Florida 34243
                                    Telephone: (800) 968.3679
                                    Facsimile: (941) 358.9313
                                    Attention: Mr. John Pidorenko,
                                    Chief Executive Officer

If to Holder, to it at the address set forth below Holder's signature on the signature page of the Securities Purchase Agreement (Holder is defined therein as the "Buyer"). Each party shall provide notice to the other party of any change in address.

       Section 12. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of Delaware. Headings are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. The Holder may not assign this Warrant except in accordance with applicable federal and state securities laws. The Holder shall immediately notify the Company with respect to any permitted assignment of this Warrant.

       Section 13. Date. The date of this Warrant is November 12, 1999. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.




                            [SIGNATURE PAGE FOLLOWS]

            [SIGNATURE PAGE TO WARRANT # 01 DATED NOVEMBER 12, 1999]









               THERMACELL TECHNOLOGIES, INC.

               By:  __________________________________
               Mr. John Pidorenko, Chief Executive Officer

                              EXHIBIT I TO WARRANT


 EXERCISE FORM TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                          THERMACELL TECHNOLOGIES, INC.


       The undersigned hereby exercises the right to purchase the number of Warrant Shares covered by the Warrant attached hereto as specified below according to the conditions thereof and herewith makes payment of U.S. $ (unless effected by a Cashless Exercise in accordance with the terms of the Warrant), the aggregate Warrant Exercise Price of such Warrant Shares in full pursuant to the terms and conditions of the Warrant.

       (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained upon exercise of the Warrant, except under circumstances that will not result in a violation of the 1933 Act or applicable state securities laws.

       (ii) The undersigned requests that the stock certificates for the Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the terms of the Warrant in the name of the Holder (or such other person(s) indicated below) and delivered to the undersigned (or designee(s)) at the address or addresses set forth below.


Dated:                       , ____.
      -----------------------


                   HOLDER: ___________________________________



                  By: ________________________________________
                  Name: _____________________________________
                  Title: ______________________________________

                  Address: ___________________________________



Number of Warrant Shares
Being Purchased:  ________________________

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November 12, 1999, by and between Thermacell Technologies, Inc., a corporation organized under the laws of the State of Florida, U.S.A., with headquarters located at 1125 Commerce Blvd., Suite 240, Sarasota, Florida 34243 (the "Company"), and the buyer set forth on the execution page hereof (the "Buyer").

                                    RECITALS

         A. In connection with the Securities Purchase Agreement by and between the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer (i) a number of the Company's Nine Percent (9%) Redeemable Convertible Promissory Notes Due November 1, 2002 (the "Notes") and (ii) a number of Warrants (as defined in the Securities Purchase Agreement). The Notes are convertible in accordance with their respective terms into common stock of the Company, $.0001 par value per share ("Common Stock"). The Warrants are exercisable in accordance with their terms into Common Stock. The Common Stock into which the Notes are convertible may be referred to herein as the "Conversion Shares." The Common Stock into which the Warrants are exercisable may be referred to herein as the "Warrant Shares." In accordance with the terms of the Notes, shares of Common Stock may be issued in payment of interest ("Interest Shares").

         B. The Buyer has agreed to purchase and pay for the Notes and the Warrants as provided in the Securities Purchase Agreement. Upon each such purchase, the Company will issue and deliver the Notes and the Warrants to the Buyer.

         C. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.


                                   AGREEMENTS

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, the Company and the Buyer hereby agree as follows:


         1.       DEFINITIONS.

         a. As used in this Agreement, the following terms shall have the following meanings:

         i. "Investor" or "Investors" means the Buyer and any permitted transferee(s) or assignee(s) thereof to whom the Buyer assigns this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

         ii. "Register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the

1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         iii. "Registrable Securities" means the Conversion Shares and the Interest Shares (if any) underlying or issued in accordance with or upon conversion of the Notes, the Warrants, the Warrant Shares, and any shares of capital stock issued or issuable from time to time (with any adjustments) on or in exchange for or otherwise with respect to either of the foregoing (including without limitation any shares issued pursuant to Section 2(b) hereinafter).

         iv.      "Registration  Statement"  or  "Registration   Statements"
means a registration statement or statements of the Company filed under the 1933 Act.

         b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

         a. Mandatory Registration. (i) The Company shall use its best efforts to prepare, and, on or before the date that is thirty (30) days after the date of the Closing, file with the SEC a Registration Statement or Registration Statements (as necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration of all of the Registrable Securities) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale by the Buyer of all of the Registrable Securities, which Registration Statement(s), to the extent allowable under the 1933 Act and the rules promulgated thereunder (including without limitation Rule 416), shall state that such Registration Statement(s) also covers such indeterminate number of additional shares (the "Indeterminate Shares") of Common Stock as may become issuable upon conversion of the Notes to prevent dilution resulting from stock splits, stock dividends or similar transactions.

         (ii) To the extent the Indeterminate Shares for any reason can not be registered under the Registration Statement(s) required under Section 2(a)(i) above, then with respect to such Indeterminate Shares, the Company shall use its best efforts to prepare, and, on or before the date that is ten (10) days after the Indeterminate Shares become issuable, file with the SEC a Registration Statement or Registration Statements (as necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration of all of the Indeterminate Shares) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale of all of the Indeterminate Shares.

         A copy of the Registration Statement(s) (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of the Buyer, which approval shall not be unreasonably withheld or denied) the Buyer and its counsel prior to its filing or other submission.

         b. Liquidated Damages. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC within ninety (90) days after the date of the Closing (other than by reason of any act or failure to act in a timely manner by the Investor or its counsel) (the "Registration Deadline") or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the

Registration Statement (by reason of a suspension, a stop order, the Company's failure to update the Registration Statement, or any other reason outside the control of the Investor), or (ii) the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation system Small Cap Market ("NASDAQ Small Cap"), or another United States national securities exchange or market; then in either case (in either case, a "Delay") the Company will make payments to the Investors, as liquidated damages and in such amounts and at such times as shall be determined pursuant to this Section 2(b) as relief and as a partial remedy for the damages to the Investor by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), an amount to be determined as follows. The Company shall pay to the Investor an amount equal to the purchase price for the Notes purchased at the Closing (including, without limitation, any Notes that have been converted into Conversion Shares then held by such Investors) (the "Aggregate Share Price") multiplied by two hundredths (.02) times the sum of:
(i) the number of months (prorated for partial months) beginning the day after the Registration Deadline and ending on the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are reasonably attributable to changes required by the Investor in the Registration Statement with respect to information relating to the Investor, including, without limitation, changes to the plan of distribution, or to the failure of the Investor to conduct its review of the registration statement pursuant to Section 2(a) above in a reasonably prompt manner; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective by the SEC; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ Small Cap or another United States national exchange after the Registration Statement has been declared effective.

         By way of illustration, if the Registration Statement were to become effective two months after the end of the Registration Deadline, the Company would pay US$20,000 for the first month, and $20,000 for the second month, based upon an assumed (for purposes of this illustration) aggregate sale of US$1,000,000 worth of Notes (and thereafter would continue to pay US$20,000 per month until the Registration Statement becomes effective).

         Such amounts shall be paid in cash or, at the Investor's option such amounts may be convertible into Common Stock at the "Conversion Price" for the Notes, as defined in the Notes. Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities it shall so notify the Company in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth in the Securities Purchase Agreement and/or the Notes), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for the full amount owed up to the date of such interim payment at the end of each thirty (30) day period.

         Notwithstanding anything in this Section 2(b) to the contrary, the Company shall not be subject to the penalties specified in this Section 2(b) with respect to a delay in registering the Registrable Securities past the Registration Deadline, provided that such delay is solely attributable to the SEC or its examiners.

         c. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to the Investor written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company, to the extent permitted by law, shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' reasonable good faith judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder will be included in the Registration Statement; provided that no portion of the equity securities which the Company is offering for its own account shall be excluded; provided, further that the Company shall be entitled to exclude Registrable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of the Company.

         Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights or whose registration rights existed prior to the date hereof. No right of the Investor to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         d. Eligibility for Form SB-2.The Company represents and warrants that it meets the requirements for the use of Form SB-2 for registration of the resale by the Buyer of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form SB-2. In the event that Form SB-2 is not available for registration of the Registrable Securities, the Company shall register the securities on another appropriate form.

         3.       RELATED OBLIGATIONS.  In  connection  with  the   registration
of the Registrable Securities, the Company shall have the following obligations:

         a. The Company shall use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing, but in no event later than the Registration Deadline, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future), (ii) the date as of which the Investors may immediately sell all of the Registrable Securities without restriction pursuant to Rule 144 promulgated under the 1933 Act (or successor thereto) or otherwise, or (iii) the date on which none of the Notes is outstanding (the "Registration Period"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Notes, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the need therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

         c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, (i) one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement; and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Investor.

         d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds (or has the right to hold) Registrable Securities being offered reasonably requests (but in no event greater than three states in the Unites States), (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general  taxation in any such  jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause more than nominal expense or burden to the Company, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

         f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         g. The Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). For so long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

         h. At the request of the Investor, but no more than three (3) times in any one ninety (90) day period, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request an opinion, dated as of such requested date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Company's transfer agent and/or to the Investors. Such opinion shall be substantially as set forth in
Exhibit I attached hereto.

         i. The Company shall make available for inspection by (i) any Investor,
(ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each

Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(i). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         k. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, the Investors may reasonably request and registered in such names as the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver (at its expense) to its transfer agent instructions, accompanied by any required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

         l. Upon the Closing, the Company shall promptly secure the listing of the Registrable Securities then underlying the Notes then purchased by the Buyer upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of shares of Registrable Securities from time to time issued under the terms of this Agreement and the Registration Rights Agreement. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the Nasdaq Small Cap Market (and such other national exchange on which the Common Stock may be listed, as applicable).

         m The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         n. The Company shall comply with all applicable laws relating to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the 1933 Act and the Securities Exchange Act of 1934, as amended, and all the rules and regulations promulgated by the SEC).

         o. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

         4. OTHER OBLIGATIONS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         a. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

         c. In the event Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

         d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses incurred by the Company pursuant to Section 5 below.

         5. EXPENSES OF REGISTRATION. The Company agrees to pay all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company. If Investors who hold a majority of Registrable Securities undertake to resell the Registrable Securities in an underwritten public offering, the Company will reasonably cooperate as is customarily required in an underwritten public offering. The Investors who participate in such a public offering shall pay all expenses incurred in connection with such registration, whether incurred by them or the Company, including without limitation, underwriting discounts and commissions, all registration, listing and qualification fees, printing charges, and fees and disbursements of accountants and counsel for the Company.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         a. To the extent permitted by law, the Company will indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and the officers of, and each person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, together with actions, proceedings or inquiries by any regulatory or self regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of the material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or the failure of the Investor to comply with federal or state law relating to the offering or sale of the Registrable Securities; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

         b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based upon any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

         d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates; provided, that the Company shall have the right to approve the selection of counsel and legal fees and expenses of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         a. make and keep public information available, as those terms are understood and defined in Rule 144;

         b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws,
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (vi) such transferee shall submit evidence reasonably satisfactory to the Company that the Transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment. Notwithstanding anything herein to the contrary, no assignment of the rights represented by this Agreement shall be effective unless in compliance with any applicable securities laws of any applicable jurisdiction.

         10. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.

         a.  A  person  or  entity  is  deemed  to be a  holder  of  Registrable
Securities  whenever  such  person or entity  owns of  record  such  Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier or facsimile, in each case properly addressed to the party to receive such notice. The addresses for such communications shall be:



If to the Company:                  Thermacell Technologies, Inc.
                                    1125 Commerce Boulevard, Suite 240
                                    Sarasota, Florida 34243
                                    Telephone: (800) 968.3679
                                    Facsimile: (941) 358.9313
                                    Attention: Mr. John Pidorenko,
                                    Chief Executive Officer

With a copy to:                     Mr. Gerald Couture, Chief Financial Officer
                                    901 Chestnut Street, Suite A
                                    Clearwater, Florida 33756
                                    Facsimile: 727.441.8185

         If to the Buyer, at the address on the signature page of the Securities Purchase Agreement. Each party shall provide written notice to the other party of any change in address.

         c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company acknowledges that the remedies at law for any breach of its obligations under this Agreement are inadequate and that in addition thereto the Buyer shall be entitled to equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of money damages.

         d. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Delaware without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. The Company irrevocably consents to the jurisdiction of the state and federal courts of the state of Illinois in any suit or proceeding arising out of or based on this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of inconvenient forum to the maintenance of such suit or proceeding. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law.

         e. This Agreement, the Escrow Agreement, the Notes, the Warrants, and the Securities Purchase Agreement (including all exhibits and addenda thereto) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other agreements previously identified supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

         g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of the signature page of this Agreement bearing the signature of the party so delivering this Agreement to the Escrow Agent, with the original executed Agreement to be delivered to the Escrow Agent via overnight delivery.

         i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.




                            [SIGNATURE PAGE FOLLOWS]

             [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT DATED
                               NOVEMBER 12, 1999]







               COMPANY:


               THERMACELL TECHNOLOGIES, INC.

               By:_____________________________________
               Mr. John Pidorenko, Chief Executive Officer







               BUYER:

               THE AUGUSTINE FUND, L.P.

               By: Augustine Capital Management, Inc., a General Partner

               By:____________________________________________

               Mr. Tom Duszynski, Chief Operating Officer


                           BUYER'S ADDRESS:

                                                141 West Jackson Blvd
                                                Suite 2182
                                                Chicago, Illinois 60604
                                                Telephone: 312.427.5461
                                                Telecopier: 312.427.5396

                   EXHIBIT I TO REGISTRATION RIGHTS AGREEMENT

                                     [DATE]

[NAME AND ADDRESS OF BUYER]
[NAME AND ADDRESS OF COMPANY'S TRANSFER AGENT]

         Re: Registration of Certain Securities of Thermacell Technologies, Inc.

Ladies and Gentlemen:

         We are counsel to Thermacell Technologies, Inc., a Florida Corporation (the "Company"), whose stock is listed for trading on the Nasdaq Small Cap Market utilizing the symbol "VCLL." We understand that The Augustine Fund, L.P. (the "Holder") has purchased from the Company (a) a number of the Company's Nine Percent (9%) Redeemable Convertible Notes Due November 1, 2002 (the "Notes"), and (b) a number of warrants (the "Warrants") to purchase common stock of the Company, $.0001 par value per share ("Common Stock"). The Notes are convertible in accordance with their terms and the terms of the Securities Purchase Agreement (as hereinafter defined) into Common Stock. The Notes and the Warrants were purchased pursuant to a Securities Purchase Agreement between the Company and the Holder dated as of November 12, 1999 (including all Exhibits and Addenda thereto, the "Securities Purchase Agreement").

         Pursuant to a Registration Rights Agreement between the Company and the Holder dated as of November 12, 1999, the Company agreed with the Holder, among other things, to register the Common Stock into which the Notes (and, as applicable, Common Stock issued (i) in payment of interest on the Notes and/or
(ii) in payment of certain penalties for late or non-registration of the said Common Stock) are convertible and into which the Warrants are exercisable (collectively, the "Registrable Securities") under the Securities Act of 1933, as amended (the "1933 Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, the Company is a reporting issuer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and has filed a registration statement on Form SB-2, No. ___________, on [DATE SB-2 WAS FILED OR AMENDED TO INCLUDE THE REGISTRABLE SECURITIES] (the "Registration Statement") with the United States Securities and Exchange Commission relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

         [OTHER INTRODUCTORY AND SCOPE OF EXAMINATION LANGUAGE TO BE INSERTED, AS IS USUAL AND CUSTOMARY FOR SUCH OPINION LETTERS.]

         Based upon the foregoing, we are of the opinion that the Registrable Securities have been registered under the 1933 Act and may thus be resold by you pursuant to the Registration Statement.

                                            Very truly yours,


                                            [NAME OF LAWYER/FIRM]

                                    EXHIBIT D


                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "Agreement") is dated as of November 12, 1999, by and among Thermacell Technologies, Inc., a corporation organized under the laws of the State of Florida, U.S.A., with headquarters located at 1125 Commerce Boulevard, Suite 240, Sarasota, Florida 34243 (the "Company"), the buyer set forth on the execution page hereof (the "Buyer") and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that Securities Purchase Agreement between the Company and the Buyer dated of even date herewith (the "Securities Purchase Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Buyer and the Company have entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, at the Closing, a number of Notes along with a number of Warrants (collectively, the "Securities"); and

         WHEREAS, the Buyer and the Company have agreed to effectuate the Closing utilizing an escrow arrangement as described in this Agreement; and

         WHEREAS, it is a condition of the Company's obligation to sell, and the Buyer's obli-gation to purchase, the Securities, that this Agreement be executed and delivered; and

         WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
obligations set forth below, the parties hereto hereby agree as follows:

         1.       ESCROW ACCOUNT.

         1.1 Deposit. On the Closing Date, by wire transfer of immediately available funds in United States Dollars, Buyer shall deposit the full purchase price for the Securities (the "Escrow") with the Escrow Agent, to be held by the Escrow Agent in a separate non-interest bearing account (the "Escrow Account"), established at Wachovia Bank, N.A., (the "Bank"), subject to the terms and provisions contained herein. At the request of the Company the Escrow Agent shall provide the Company with all Bank statements, notices and other writings which it receives from the Bank in connection with the Escrow Account.

         2.       DISBURSEMENT OF ESCROW/SECURITIES.

         2.1 Disbursement. At the Closing, upon receipt by the Escrow Agent of all of the moneys, documents, and things from the respective parties with respect to such Closing as described in the Securities Purchase Agreement and as further described in Sections 2.1(a) and 2.1(b) below, the Escrow Agent shall deliver to each party via facsimile the documents and things (or if requested by the parties, only the signature pages thereto) to have been delivered by the other party in accordance with the Securities Purchase Agreement and this Agreement. The Escrow Agent shall transfer, by the next business day following the Closing, by wire transfer to the Company the full Escrow then held, less any charges and fees agreed to be paid by the Company. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) to the Company originals of all other documents and things listed in Section 2.1(b) below. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) originals of all of the documents and things listed in Section 2.1(a) below to the Buyer at the address provided in writing by the Buyer to the Escrow Agent.

         The Closing may take place via facsimile. This shall be accomplished in the following manner. Each party shall deliver via facsimile to the Escrow Agent, at the telecopier number provided on the signature page to this Agreement, the first page and the fully executed signature page to each of the documents and things to be executed by such party at the Closing. If stock certificates, Notes or Warrants are to be delivered, each such certificate or document shall be delivered via overnight courier to the Escrow Agent. Upon receipt of the requisite documents and things via facsimile or otherwise from each party, the Escrow Agent shall in turn send to each party the documents and things received from the other party. Thereafter, upon receipt by the Escrow Agent of the Purchase Price and the original Notes and Warrants being sold at such Closing, the Escrow Agent shall wire transfer the Escrow (less any charges and fees agreed to be paid by the Company to third parties) to the Company. Nothing herein to the contrary notwithstanding, the Escrow Agent shall not release the Escrow to the Company prior to taking physical possession of the Notes and Warrants being sold at the Closing; likewise, the Escrow Agent shall not release the original Notes or Warrants being sold at the Closing prior to receipt in the Escrow Account of the Purchase Price for such Securities. Each party closing the transactions contemplated herein via facsimile shall deliver via overnight courier service to the Escrow Agent complete originals of all documents and things (as called for in Sections 2.1(a) and 2.1(b) below) within one (1) business day after such delivery via facsimile. Each party hereby agrees that a facsimile of each document and thing to be delivered hereunder, once delivered to the Escrow Agent, shall be binding upon such party in the same manner as would an original to the full extent allowed by applicable law.

         (a).     Items to be Delivered by the Company to the Escrow Agent.
                  --------------------------------------------------------

         At the Closing. On the Closing Date, the Company shall deliver to the Escrow Agent on behalf of the Buyer, unless otherwise stated, three (3) fully executed (by the authorized officer(s) of the Company) originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement of even date herewith between the Company and the

Buyer, (III) a Note or Notes representing the full Purchase Price, along with one (1) copy of each Note issued by the Company; (IV) the fully executed Warrant along with one (1) copy of the Warrant; (V) the executed original Legal Opinion (Exhibit E to the Securities Purchase Agreement) along with one (1) copy thereof; and (VII) this Agreement.

(b)      Items to be Delivered by the Buyer to the Escrow Agent.
         -------------------------------------------------------

         At the Closing. On or before the Closing Date, the Buyer shall deliver to the Escrow Agent on behalf of the Company, unless otherwise stated, three (3) fully executed originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement of even date herewith between the Company and the Buyer, (III) this Agreement; and (IV) the full purchase price for the Securities being purchased at such Closing, via wire transfer to the Escrow Account.

         2.2 Controversies. If any controversy arises between two or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

         2.3 No Other Disbursements. No portion of the Escrow monies shall be disbursed or otherwise transferred except in accordance with this Section 2,
Section 4 or Section 5.1(b). Without limiting the foregoing, neither Escrow Agent nor the Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

         3.       ESCROW AGENT.     The acceptance by the Escrow Agent of his
duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

         3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by it.

         3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of its willful misconduct or bad faith.

         3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

         3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Buyer, another buyer, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Buyer or another buyer.

         3.6 The Company and the Buyer specifically acknowledge that the Escrow Agent is a practicing attorney in Raleigh, North Carolina U.S.A., and may have worked with the Company, the Buyer, or affiliates of either of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for the said transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Securities Purchase Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The Escrow Agent may own an equity interest in the Company and/or may be an equity owner of the Buyer or another buyer, and may increase or sell any such interest, so long as in accordance with any and all applicable law. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

         4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the Escrow and all other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, (b) any other date agreed to by the Buyer and the Company, or (c) the next business day after the expiration of the last of the Notes and the Warrants to be issued by the Company in accordance with the terms of the Securities Purchase Agreement, in which event the Escrow shall be disbursed in full to the Company.

         5.       MISCELLANEOUS.

         5.1      Indemnification of Escrow Agent.
                  -------------------------------

         (a) The Company and the Buyer each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Agreement by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

         (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

         5.2      Amendments.     This Agreement may be modified or amended only
by a written instrument executed by each of the parties hereto.

         5.3 Notices. All communications required or permitted to be given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Securities Purchase Agreement and, in the case of the Escrow Agent, at 3005 Anderson Drive, Suite 204, Raleigh, North Carolina U.S.A. 27609.

         5.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign its duties under this Agreement.

         5.6      Governing Law.    This Agreement shall be governed by and
construed and interpreted in accordance with the laws of the State of North Carolina.

         5.7      Counterparts.     This Agreement may be executed in two or
more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                         THE COMPANY:

                         THERMACELL TECHNOLOGIES, INC.


                         By:_____________________________________
                             Mr. John Pidorenko, Chief Executive Officer



                         THE BUYER:

                         THE AUGUSTINE FUND, L.P.

                         By: Augustine Capital Management, Inc., its General Partner

                         By:____________________________________________
                              Mr. Thomas F. Duszynski, Chief Operating Officer




                                   ESCROW AGENT:

                                   ------------------------------------------
                                   H. GLENN BAGWELL, JR., ESQ.

                                   Address:  3005 Anderson Drive, Suite 204
                                             Raleigh, North Carolina USA 27609
                                             Telephone 919.785.3113
                                             Telecopier 919.785.3116

                                    EXHIBIT E

                                     [Date]



BUYER'S NAME AND ADDRESS

c/o H. Glenn Bagwell, Jr., Esq., as Escrow Agent
Law Offices of H. Glenn Bagwell, Jr.
3005 Anderson Drive, Suite 204
Raleigh, North Carolina  27609


         Re: Purchase and Sale of an Aggregate of up to US$360,000.00 in Principal Amount of Nine Percent (9%) Convertible Notes (the "Notes") of Thermacell Technologies, Inc., Due November 1, 2002.

Ladies and Gentlemen:

         We have acted as counsel to Thermacell Technologies, Inc. ("the Company"), a corporation organized under the laws of the State of Florida, in connection with the proposed issuance and sale of an aggregate of US$360,000.00 in face value of Notes of the Company pursuant to that Securities Purchase Agreement between you and the Company (including all Exhibits and Appendices thereto) (the "Agreement"), in a closing with an aggregate purchase price of Two Hundred Seventy Thousand United States Dollars ($270,000.00). The Agreement also requires the Company to issue warrants (the "Warrants") to purchase common stock of the Company, $.0001 par value per share ("Common Stock"). This opinion is delivered pursuant to the terms of the Agreement. The Agreement provides that the Notes and the Warrants have been or will be issued to you in accordance with and in the amounts set forth your Agreement.

         For purposes of rendering this opinion, We have examined and relied upon the Agreement, along with such other documents, agreements and records as we deemed necessary to render the opinions set forth below. In addition we have relied upon the written certifications of certain executive officers of the Company.

         In connection with this examination, we have assumed the following: (i) that the Agreement has been executed by each of the parties thereto in the same form as the forms which we have examined; (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies (including facsimiles); (iii) that the Agreement has been duly and validly authorized, executed and delivered by the party or parties thereto, on the dates noted thereon; and (iv) that written certifications to us of certain executive officers of the Company were true and correct when made.

         Based upon the foregoing, to the best of our knowledge after reasonable inquiry, we are of the opinion that:

         1. The Company is subject to the reporting requirements of Sections 13(a) or 15(d) of such The Securities Exchange Act of 1934, as amended.

         2. The Company complies with the eligibility requirements for use of Form SB-2 (or equivalent Form) to file the registration statement contemplated by the Agreement for the pur-pose of registering with the Securities and Exchange Commission the Common Stock into which the Notes are convertible and into which the Warrants are exercisable.

         3. The Agreement, when fully and properly executed by duly authorized officers of all parties thereto, shall be enforceable in accordance with their terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

         This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is as of the date hereof, and we undertake no obligation to advise you of any changes after such date which may affect the opinions expressed herein, whether or not such changes would, if now existing and known to us, cause any change or modification to this opinion. This opinion is based solely upon the laws of the United States and the state of _________, as currently in effect, and does not include the interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Agreement may be governed by the laws of other states, we have assumed that such laws are identical in all aspects to the laws of the State of _________.

         The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Agreement, and may not be relied upon by any other person or entity or for any other purpose without our prior consent.


                                                     Very truly yours,


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